First Quarter 2013 Earnings Presentation May 9, 2013 Exhibit 99.2

Forward-Looking Statements and Non-GAAP
Financial Measures

This document contains forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
Such forward-looking statements include, but are not limited to, statements concerning Walter Investment's plans, beliefs, objectives, expectations and intentions and other statements that are not historical or current facts. Forward-looking statements are based on Walter Investment's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change.  Accordingly, actual results may be materially higher or lower than those projected.
The inclusion of such projections herein should not be regarded as a representation by Walter Investment that the projections will prove to be correct. This document speaks only as of this date. Walter Investment disclaims any duty to update the information herein except as otherwise required by law.
Factors that could cause Walter Investment's results to differ materially from current expectations or affect the Company’s ability to achieve anticipated core earnings and EBITDA include, but are not limited to:
• Regulatory changes and changes in delinquency and default rates that could adversely affect the costs of our businesses such that they are higher than expected;
• Prepayment speeds, delinquency and default rates of the portfolios we service;
• Our inability to achieve anticipated incentive fees, which are subject to certain factors beyond the Company’s control and which are difficult to estimate with any degree of certainty in advance;
• The achievement of anticipated volumes and margins from the origination of both forward and reverse mortgages, which can be affected by multiple factors, many of which are beyond our control;
• Assumptions with regard to the HARP eligible population of the portfolios we service, customer take up rates, our recapture rates, the origination margins for
HARP refinancing and anticipated changes to the HARP program which may increase competition;
• Assumptions with regard to contributions from originations are also subject to the integration of the ResCap origination and capital markets platforms, and the organizational structure, capital requirements and performance of the business after the acquisition;
• The closing of various business and asset acquisitions on schedule, and the addition of new business in 2013;
• The timely and efficient transfer of assets acquired to the Company’s platforms and the efficient integration of the acquired businesses, including achievement of synergies related thereto;
• The accuracy of our expectations regarding the value of, and contributions from, acquired MSRs, related intangibles and other assets, including the accuracy of our assumptions as to the performance of the assets we acquire, which are subject to and affected by many factors, some of which are beyond our control, and could differ materially from our estimates;
• Errors in our financial models or changes in assumptions could result in our estimates and expectations being materially inaccurate which may adversely affect our earnings;
• The effects of competition on our existing and potential future business;
• Our ability to service our existing or future indebtedness;
• Other factors that may affect the Company’s earnings or costs; and
• Other factors relating to our business in general as detailed in Walter Investment's 2012 Annual Report on Form 10-K and other periodic reports filed with the
U.S. Securities and Exchange Commission.
To supplement Walter Investment’s consolidated financial statements prepared in accordance with GAAP and to better reflect period-over-period comparisons,
Walter Investment uses non-GAAP financial measures of performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure, calculated and presented in accordance with GAAP. Non-GAAP financial measures do not replace and are not superior to the presentation of GAAP financial results, but are provided to (i) measure the Company’s financial performance excluding depreciation and amortization costs, corporate and MSR facility interest expense, transaction and merger integration-related costs, certain other non-cash adjustments, the net impact of the consolidated Non-Residual Trust VIEs and certain other items including, but not limited to pro-forma synergies, (ii) provide investors a means of evaluating our core operating performance and (iii) improve overall understanding of Walter Investment’s current financial performance and its prospects for the future.
Specifically, Walter Investment believes the non-GAAP financial results provide useful information to both management and investors regarding certain additional financial and business trends relating to financial condition, operating results and cash flows. In addition, management uses these measures for reviewing financial results and evaluating financial performance and cash flows. The non-GAAP adjustments for all periods presented are based upon information and assumptions available as of the date of this presentation. Reconciliations can be found in the Appendix to this presentation and our press release dated May 9, 2013.

Q1 2013 Highlights
Generated record quarterly financial results, with
GAAP Net Income of $27.7 million, or $0.73 per
diluted share, $1.50 of Core EPS and $140 million
of AEBITDA
Completed the acquisition of the ResCap
originations and capital markets platforms
Completed the acquisitions of the ResCap and
Bank of America MSRs
Acquired $12.2 billion UPB of reverse MSRs from
Wells Fargo
Total serviced UPB of $215 billion and nearly 2
million accounts at March 31; increased 150% as
compared to Q1 2012
Achieved a four STAR designation from Fannie
Mae for the 2012 program year for overall servicing
performance
Added approximately $2 billion of warehouse
capacity and $825 of incremental term loan
borrowings

($ in billions) (1)
Includes both forward and reverse servicing portfolios
$86
$90
$215
$-
$50
$100
$150
$200
$250
Q1 2012 Q4 2012 Q1 2013
Significant Growth in UPB Serviced
(1)
Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our March 31, 2013 Form 10-Q
and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.
Transitional first quarter produced strong financial results, with new business additions establishing a solid foundation for growth in 2013.

329% CAGR

111% CAGR

Walter Investment Management Corp.

Q1 2013 Consolidated Financial Results
GAAP net income of $27.7 MN, or $0.73 per diluted share
•
Total revenues of $291.8 MN, $139.0 MN higher than prior year period
•
Strong level of incentive and performance fees at $30.3 MN, $7.3 MN higher than the previous year period
•
Strong contributions from Reverse Mortgage and Originations
Core earnings after tax of $56.5 MN, or $1.50 per diluted share, an increase of $35.9 MN or $0.79 per share compared to Q1 2012
•
New servicing portfolio additions are earning attractive margins
•
Solid, growing contributions from new business segments
•
Core earnings deducts $27.7 million of depreciation, amortization and MSR related fair value adjustments; compares to
$4.7 million in prior year period; excludes step up depreciation and amortization of $21.0 million

Q1 2012 Q1 2013 Q4 2012
$0.71
$0.64
$1.50
$-
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
Q1 2012 Q4 2012 Q1 2013
Record earnings and growth in the first quarter of 2013.
$0.17
($0.98)
$0.73
$(1.00)
$(0.80)
$(0.60)
$(0.40)
$(0.20)
$-
$0.20
$0.40
$0.60
$0.80
$1.00
Core EPS
GAAP EPS
Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our March 31, 2013 Form 10-Q
and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Q1 2013 EBITDA and Core Earnings Adjustments

Note: Columns may not total due to rounding.
(1) Includes MSR related fair value adjustments , excludes step-up depreciation and amortization.
Servicing AEBITDA growth driven by recent
acquisitions, and strong results in incentive,
performance-based and ancillary fees
Reverse Mortgage AEBITDA driven by record
origination volumes and strong cash gain on sale
margins
Originations AEBITDA includes value of growing
loans HFS and locked pipeline volume
$59.1
$64.1
$140.0
$-
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
Q1 2012 Q4 2012 Q1 2013
($ In millions except per share amounts)
Q1 2012 Q4 2012 Q1 2013
Servicing 37 $      36 $      64 $
ARM 3 5 4
Insurance 11 11 9
Loans and Residuals 6 6 6
Reverse Mortgage - 8 19
Originations - (2) 36
Other 2 - 1
AEBITDA 59 $      64 $      140 $
Less:
Depreciation and Amortization
(1)
(5) (6) (28)
Interest Expense (20) (17) (23)
Other (1) (5) 3
Pre-tax core earnings 33 $      36 $      93 $
After-tax core earnings 21 $      23 $      57 $
Diluted shares outstanding 29.0 34.9 37.6
Core EPS 0.71 $   0.64 $   1.50 $
Adjusted EBITDA by Segment / Core Earnings
Adjusted EBITDA
Significant AEBITDA growth translates into solid Core Earnings.
Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our March 31, 2013 Form 10-Q
and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Servicing Segment Overview
Stable, recurring servicing fees plus incentive,
performance-based, ancillary and other fees
Segment pre-tax core earnings of 15 bps of average UPB
Weighted average contractual servicing fee of 28 bps
Net run-off rate of 20%, better than expectations

Net revenue and fees of $139.7 million; includes incentives
of $20.4 million, 37% greater than Q1 2012; net of $17.4
million of amortization and change in fair value of servicing rights
GAAP Income before income taxes of $36.1 million
Pre-tax core earnings of $52.1 million
$86
$77
$201
1,036,096
961,042
1,914,441
0
500,000
1,000,000
1,500,000
2,000,000
$0
$25
$50
$75
$100
$125
$150
$175
$200
$225
Q1 2012 Q4 2012 Q1 2013
UPB UNITS
Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our March 31, 2013 Form 10-Q
and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.
$ in billions
$ in millions
$76
$72
$122
$15
$20
$9
$11
$15
$0
$25
$50
$75
$100
$125
$150
$175
Q1 2012 Q4 2012 Q1 2013
Contractual Incentive Ancillary
$103
$157
$100
$20
Total Segment UPB and Number of Accounts
Breakdown of Servicing Revenue
Portfolio
Earnings

Portfolio Run-off/Net Disappearance Rates

Q4 2012 Q1 2013
MH 12% 12%
All GSE 16% 21%
Total 15% 20%
BAC 22%
ResCap 26%
FNMA sub-serviced 15%
(1) Quicken Loans solicits FNMA sub-serviced portfolio for HARP refinancings.  Under agreement with Quicken and FNMA, sub-servicing rights for recaptured loans are returned to Green Tree within 60-90 days of refinancing.  Run-off rates shown above assumes sub-servicing is returned in same month as refinancing.
Loans in process of return at 3/31/2013 were $2.8 BN UPB and $5.2 BN UPB at 12/31/2012.
Uptick in Q1 2013 for GSE portfolio due to addition of BofA and ResCap portfolios
Disappearance rates for BofA and ResCap reflect February & March activity:
Adjusted For Timing Difference on Recapture of Quicken Loans
(1)
Q1 2013 GSE by Portfolio
• Gross disappearance approximates net disappearance due to minimal recapture activity during these two months
• Actual disappearance lower than recent history and projections
• Opportunity to reduce net disappearance rates as Originations recapture pipeline builds
• Portfolios performing better than acquisition models

Reverse Segment Overview
Originated $968 million of UPB in Q1
• 18% through Retail channel
• 82% through Correspondent and  Wholesale channels
• Average cash gain on sale margin of 325 bps
• Issued over $900 million of HECM securitizations
Originations pipeline going into Q2 remains strong; shift
from fixed to ARM product is already occurring; margins
remain firm

Servicing Originations
Servicing portfolio doubled with the reverse MSR
acquisition from Wells Fargo
$825 million of servicing added through originations versus
disappearance of 7% on average UPB of $13.5 billion
Pre-tax servicing margins of 50%
Funded Volume (UPB)
$ in millions
Servicing Portfolio* (UPB)
$ in billions
* Proforma for announced acquisition of MSRs, closed effective April 1, 2013.
Income before income taxes of $12.1 million
Pre-tax core earnings of $18.4 million
Segment Profitability
$235
$275
$354
$298
$316
Nov-12 Dec-12 Jan-13 Feb-13 Mar-13
$12.9
$25.0
Q4 2012 Q1 2013*
Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our March 31, 2013 Form 10-Q
and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Originations Segment Overview
Quickly ramped originations volumes during the quarter,
principally in consumer direct channel:
Applications soared from $0.3 billion in Q4 2012 to
$2.2 billion in Q1 2013 in the Consumer Lending
channel ($0.5 billion in Business Lending)
$375 million of funded originations during the quarter
compared to $95 million in Q4 2012
Locked Pipeline of $1.9 billion as of March 31, 2013
HARP eligible population, marketing programs,
anticipated recapture rates and ramp in pipeline support
expectations for full year
Average margin on originated product of 4.07% driven
by attractive HARP margins
Extension of HARP program will increase eligible
population:
~200,000 loans in serviced portfolio currently ineligible
due to delinquencies in last 12 months
~40,000 of these currently ineligible loans have only been
delinquent once or twice in the last 12 months

Originations Highlights
$ in billions
(1) Includes mark-to-market on loans held for sale and IRLC net of expected fallout. MTM and FV gains are generally expected to convert to realized gains within 55 to 70 days.
Q1 2013 Origination Economics
($MN)
Cash - Points, Fees, Gain on Sale
$3.4
Pipeline Value (1)
$71.4
Subtotal Cash / Near Cash Revenue
$74.8
Servicing Asset
$1.3
Total Originations Revenue
$76.1
Note: Applications defined as services ordered/submission to operations in Consumer Lending and
Registrations in Business Lending.
$-
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
Q1 Q2(e) Q3(e) Q4(e)
Funded Volume Consumer Lending
Application Volume Consumer Lending
Consumer Lending Originations Volume (UPB)

•
Converted one subservicing
opportunity to contract and
boarded a pilot program
•
One subservicing
opportunity withdrawn by
the client from the market at
this time
Market Overview and Pipeline
Economic conditions and outlook continue
to be favorable
Sector drivers remain positive
•
Outsource non-core
•
Reduce costs
•
Compliance
•
Capital efficiency
•
HARP extension
Asset prices remain attractive
Capital continues to flow to the sector
“Middle innings” of aggregation phase;
sizeable $1 trillion plus opportunity
available
Strong client diversification
Short lull in activity in Q4 2012 /
Q1 2013 due to significant
transactions
Expect to build pipeline for
remainder of 2013
Exclusive pipeline of $10 billion

Pipeline expected to build after short lull driven by significant transactions in Q4 2012 and Q1 2013.
Active Pipeline* of $300 BN UPB
Market Overview
Current
Active Pipeline
$10 BN
(Exclusive)
$300 BN
(Active)
* “Pipeline” refers to opportunities or potential opportunities in the market for products within our strategic profile that we have identified as targets to add to our servicing portfolio through either the acquisition of MSR or sub-servicing contracts.  In each case we have contacted the seller or its representative to register our interest, or are currently engaged in discussions or negotiations directly with the seller or its representative. The status of “pipeline opportunities” varies from early stage contact through exclusive negotiations.  There can be no guarantee that any of the opportunities in our pipeline will result in purchases or contracts added by the Company.

$700
$600
$500
$400
$300
$200
$100
$-
185% CAGR(1)
2012
2013(e)

$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
85% CAGR(1)
$2.73
$5.06 (1)
2012
2013(e)

Walter Investment Management Corp.

2013 Outlook
Estimated Adjusted EBITDA
(1) Using mid-point of 2013 range.

Core Earnings Estimates
(1)  At mid-point of EBITDA range.
(2)  Depreciation and amortization including fair value adjustment to MSRs; excludes step up depreciation and
Core Earnings estimates are based upon previously provided estimated AEBITDA and other amounts as shown above.  See Forward Looking Statements and Definitions section.
Note: Columns may not total due to rounding.
Highlights
AEBITDA guidance reflects only existing business
Estimated Core EPS
$ in millions
($ In millions except per share amounts)
2012 Q1 2013 2013(e)
EBITDA 242 $     140 $    688 $
(1)
Less:
Depreciation and Amortization
(2)
(20) (28) (250)
Interest Expense
(3)
(77) (23) (115)
Other
(11) 3 (11)
Pre-tax core earnings 134 $     93 $      312 $
After-tax core earnings
83 $       57 $      190 $
Diluted shares outstanding
(3)
30.4 37.6 37.6
Core EPS 2.73 $    1.50 $   5.06 $
Pipeline opportunities
Market trends remain positive; still in middle innings
of aggregation phase with opportunities for stair-step
growth
High barriers to entry; few specialty servicers of size
and scale
Recent acquisitions ramp in profitability
amortization.  2013 amount is management’s estimate.
Core business continues to be well-positioned to drive
significant growth beyond 2013
$650 – $725
$242
Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our March 31, 2013 Form 10-Q
and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.
(3)  Based on current capital structure and rates.

Focus on Sustainable, Profitable Growth
(1) Source: Inside Mortgage Finance.

Solid Financial
Fundamentals
Strong Pipeline
Differentiated
Operating Model
WAC is highly focused on delivering significant returns to shareholders
Strong Q1 2013 results
Strong margins across business lines
Significant leverage to results in 2013 and 2014 on acquired business
Regulatory, capital, operational, and compliance issues all remain catalysts for servicing transfers
Secular shift continues, driving sustainability and growth
Trend of outsourced non-core assets continues
Robust active pipeline of $300 billion
Ramp in flow opportunities
Establishing new client relationships
Platform delivers value-added benefits to credit owners
Ancillary businesses (ARM, Insurance) deliver additional value and drive increased revenue
Addition of Reverse Mortgage and Originations businesses  further diversify revenue streams
High level of compliance drives preferred partner status
Cyclical and
Secular Industry
Shift
•
•
•
•
•
•
•
•
•
•
•
•
•

Appendix

Use of Non-GAAP Measures

Generally Accepted Accounting Principles ("GAAP") is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future.
Core earnings (pre-tax and after-tax), core earnings per share and Adjusted EBITDA are financial measures that are not in accordance with GAAP.  See the
Definitions included in this document for a description of how these items are reported and see the Non-GAAP Reconciliations for a reconciliation of these measures to the most directly comparable GAAP financial measures.
The Company believes that these Non-GAAP Financial Measures can be useful to investors because they provide a means by which investors can evaluate the
Company’s underlying key drivers and operating performance of the business, exclusive of certain adjustments and activities that investors may consider to be unrelated to the underlying economic performance of the business for a given period.
The Company manages the business based upon the achievement of core earnings, Adjusted EBITDA and similar targets and has designed certain management incentives based upon the achievement of pre-tax income and Adjusted EBITDA in order to assess the underlying operational performance of the continuing operations of the business for the year and to have a basis to compare underlying operating results to prior and future periods.
Since core earnings (pre-tax and after-tax) and core earnings per share measure the Company’s financial performance excluding certain depreciation and amortization costs related to acquisitions, transaction and merger integration-related costs, share-based compensation expense, certain other non-cash adjustments, and the net impact of the consolidated Non-Residual Trust VIEs, they may not reflect all amounts associated with our results as determined in accordance with GAAP.
Adjusted EBITDA measures the Company’s financial performance excluding depreciation and amortization costs, corporate and MSR facility interest expense, transaction and merger integration-related costs, share-based compensation expense, certain other non-cash adjustments, the net impact of the consolidated
Non-Residual Trust VIEs and certain other items, including, but not limited to pro-forma synergies, they may not reflect all amounts associated with our results as determined in accordance with GAAP.
Core earnings (pre-tax and after-tax), core earnings per share and Adjusted EBITDA involve differences from segment profit (loss), income (loss) before income taxes, net income (loss), basic earnings (loss) per share and diluted earnings (loss) per share computed in accordance with GAAP. Core earnings (pre-tax and after-tax), core earnings per share  and Adjusted EBITDA should be considered as supplementary to, and not as a substitute for, segment profit (loss), income
(loss) before income taxes, net income (loss), basic earnings (loss) per share and diluted earnings (loss) per share computed in accordance with GAAP as a measure of the Company’s financial performance.
Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for
GAAP earnings.  Further, the non-GAAP measures presented by Walter Investment may be defined or calculated differently from similarly titled measures of other companies.
Use of Core Earnings and Adjusted EBITDA by Management
Limitations on the Use of Core Earnings and Adjusted EBITDA

Definitions
Core Earnings This disclaimer applies to every usage of Core Earnings and related terms such as Pre Tax Core Earnings, Core Earnings After Taxes and Core
Earnings Per Share (“EPS”) in this document.  Core Earnings is a metric that is used by management to exclude certain items in an attempt to provide a better earnings per share metric to evaluate the Company’s underlying key drivers and operating performance of the business, exclusive of certain adjustments and activities that investors may consider to be unrelated to the underlying economic performance of the business for a given period.  Core Earnings excludes certain depreciation and amortization costs related to business combination transactions, transaction and merger integration-related costs, share-based compensation expense, certain other non-cash adjustments, and the net impact of the consolidated Non-Residual Trust VIEs.  Core Earnings includes both cash and non-cash gains from forward mortgage origination activities.  Non-cash gains are net of non-cash charges or reserves provided.  Core Earnings excludes the impact of fair value option (“FVO”) accounting and includes cash gains for reverse mortgage origination activities.  Core Earnings may also include other adjustments, as applicable based upon facts and circumstances, consistent with the intent of providing investors a means of evaluating our core operating performance.

Adjusted EBITDA This disclaimer applies to every usage of Adjusted EBITDA and related terms such as Pro-Forma Adjusted EBITDA and  AEBITDA in this document.  Adjusted EBITDA is a key performance metric used by management in evaluating the performance of our Company and its segments.  Adjusted EBITDA is generally presented in accordance with its definition in the Company’s senior secured credit agreement, with certain exceptions, and represents income before income taxes, depreciation and amortization, interest expense on corporate debt, transaction and integration related costs, the net effect of the non-residual VIEs and certain other non-cash income and expense items. Adjusted EBITDA includes both cash and non-cash gains from forward mortgage origination activities.  Adjusted
EBITDA excludes the impact of fair value option (“FVO”) accounting and includes cash gains for reverse mortgage origination activities. Pro Forma Adjusted EBITDA includes an adjustment to reflect pro-forma synergies in 2011 and 2012 and to reflect Green Tree as having been acquired at the beginning of the year for periods prior to the actual acquisition date.  Adjusted EBITDA may also include other adjustments, as applicable based upon facts and circumstances, consistent with the intent of providing investors a means of evaluating our core operating performance. The definition of Adjusted EBITDA used in this document differs from the definition in the Company’s senior secured credit agreement principally in that (i) the credit agreements include a pro forma adjustment for the projected EBITDA of acquisitions that were made less than twelve months ago and (ii) the senior secured credit agreement does not include the non-cash gains from forward mortgage origination activities in Adjusted EBITDA.
2013 Estimated Adjusted EBITDA, 2013 Estimated Core Earnings   and other amounts or metrics that relate to future earnings projections are forward-looking and subject to significant business, economic, regulatory and competitive uncertainties, many of which are beyond the control of Walter Investment and its management, and are based upon assumptions with respect to future decisions, which are subject to change.  Actual results will vary and those variations may be material.  Nothing in this presentation should be regarded as a representation by any person that this target will be achieved and the Company undertakes no duty to update this target.  Please refer to the introductory slides of this presentation, as well as additional disclosures in this Appendix and in our Form 10-K and other filings with the SEC, for important information regarding Forward Looking Statements and the use of Non-GAAP Financial Measures.

Q1 2013 Segment Financial Performance
($ in millions)
Servicing
Asset
Receivables
Management
Insurance
Loans
and
Residuals
Reverse
Mortgage
Originations Other Eliminations
Total
Consolidated
Total revenues $139.7 $10.2 $17.5 $36.9 $14.1 $76.1 $2.4 $(5.0) $291.8
Total expenses $103.3 $7.8 $10.0 $28.1 $38.8 $55.7 $42.1 $(5.0) $280.8
Other gains
(losses) $(0.2) $ - $ - $(0.2) $36.8 $ - $(0.9) $ - $35.5
Income (loss)
before income
taxes $36.1 $2.4 $7.6 $8.6 $12.1 $20.3 $(40.6) $ - $46.5
Core earnings
before income
taxes $52.1 $4.0 $9.4 $9.3 $18.4 $21.9 $(22.4) $ - $92.6
Adjusted EBITDA $64.1 $4.3 $9.4 $5.8 $19.5 $36.2 $0.8 $ - $140.0
Note: Columns may not total due to rounding.

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our March 31, 2013 Form 10-Q and
other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Depreciation and Amortization

2013
Annual
Estimate
2013
Revised
Estimate
2013
Average
Per
Quarter
Q1 2013
Actual
2014
Estimate
Step-up 80.0 $        86.0 $        21.5 $        20.9 $        75.0 $
Origination Intangible 140.0         202.0         50.5            13.9            60.0
MSR 80.0            35.0            8.8              10.2            40.0
Fixed Asset 30.0            14.0            3.5              3.6              15.0
330.0 $      337.0 $      84.3 $        48.7 $        190.0 $
Amortization of origination
intangible expected to ramp
as originations volumes
ramp through the year.
Final classification shifted intangibles and related amortization from
MSR category to origination intangible category
Note: Columns may not total due to rounding.

Reconciliation of GAAP Income Before Income
Taxes to Non-GAAP Core Earnings
($ in millions, except per share amounts)

For the Three Months Ended For the Three Months Ended For the Three Months Ended
Core Earnings
March 31, 2012 December 31, 2012 March 31, 2013
Income/(loss) before income taxes 8.3 $                                                  (55.1) $                                               46.5 $
Add back:
Step-up depreciation and amortization
10.1                                                   10.9                                                   12.9
Step-up amortization of sub-servicing contracts
10.1                                                   9.5                                                     8.1
Non-cash fair value adjustments
-                                                       2.6                                                     3.5
Non-cash interest expense
1.1                                                     4.2                                                     3.0
Share-based compensation expense
4.7                                                     3.0                                                     2.7
Transaction and integration costs
1.4                                                     9.2                                                     16.3
Net impact of Non-Residual Trusts
(3.0)                                                    3.3                                                     (0.5)
Losses on extinguishment of debt
-                                                       48.6                                                   -
Other
0.5                                                     0.1                                                     0.1
Pre-tax core earnings
33.2 $                                                36.3 $                                                92.6 $
After-tax core earnings
20.6 $                                                22.5 $                                                56.5 $
Shares Outstanding 29.0                                                   34.9                                                   37.6
Core EPS 0.71 $                                                0.64 $                                                1.50 $
Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our March 31, 2013 Form 10-Q and
other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Reconciliation of GAAP Income Before Income Taxes to
Non-GAAP Adjusted EBITDA

($ in millions)
For the Three Months Ended For the Three Months Ended For the Three Months Ended
Adjusted EBITDA
March 31, 2012 December 31, 2013 March 31, 2013
Income/(loss) before income taxes 8.3 $                                              (55.1) $                                           46.5 $
Add:
Deprecation and amortization 12.0                                               13.4                                               30.4
Interest expense 21.5                                               21.4                                               26.2
EBITDA 41.8                                               (20.3)                                              103.1
Add:
Amortization and fair value adjustments of servicing rights 12.9                                               12.6                                               18.3
Transaction and integration-related costs 1.4                                                 9.2                                                 16.3
Non-cash share-based compensation expense 4.7                                                 3.0                                                 2.7
Non-cash fair value adjustment -                                                 2.6                                                 3.5
Provision for loan losses 1.6                                                 5.2                                                 1.7
Residual Trusts cash flows 0.3                                                 3.2                                                 0.5
Losses on extinguishment of debt -                                                 48.6                                               -
Pro forma synergies 2.3                                                 -                                                 -
Sub-total 23.2                                               84.4                                               43.0
Less:
Non-cash interest income (4.5)                                                (3.5)                                                (4.6)
Net impact of Non-Residual Trusts (3.0)                                                3.3                                                 (0.5)
Other 1.6                                                 0.2                                                 (1.0)
Sub-total (5.9)                                                -                                                 (6.1)
Adjusted EBITDA 59.1 $                                            64.1 $                                            140.0 $
Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our March 31, 2013 Form 10-Q and
other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Reconciliation of Estimated 2013 Core Earnings
to Estimated GAAP Income Before Income Taxes

(1) As presented on slide 10 of the First Quarter 2013 Earnings Presentation.
(2) We do not predict special items that might occur in the future. The amount reflected includes only actual amounts that occurred in the first quarter of 2013.
(3) Fair value adjustments are by their nature subject to multiple factors that could materially change these amounts, many of which are beyond our control.  The amount reflected includes only actual amounts that occurred in the first quarter of 2013.
($ in millions)
Estimated pre-tax core earnings
(1)
312.0 $
Less:
Step up depreciation and amortization, including step up
amortization of sub-servicing contracts
(86.0)
Share-based compensation expense (13.0)
Transaction and integration costs
(2)
(16.3)
Non-cash fair value adjustments for reverse mortgages
(3)
(3.5)
Non-cash interest expense (12.0)
Other
(2)
0.5
Estimated income before income taxes 181.7 $